Exhibit 99.1

American Battery Materials Announces Term Sheet for Joint Venture and Stock Purchase with Xantippe Resources

Proposed Transactions Involve Forming Joint Ventures for Lithium Extraction Projects in Argentina and Australia and Purchase of XTC Shares

Transaction Would Significantly Expand ABM’s Asset Base and Meaningfully Diversify the Company’s Project Portfolio

GREENWICH, Conn., November 07, 2023 -- American Battery Materials, Inc. (OTC Pink: BLTH) (“ABM”, the “Company”), an environmentally responsible minerals exploration and development company focused on direct lithium extraction (DLE) and other critical minerals for the global energy transition, today announced it has executed a Term Sheet for a series of transactions with Xantippe Resources Limited (ASX: XTC), an Australian-based company poised to be a provider of sustainable, high purity battery grade lithium through development of its lithium brine projects in Argentina and Australia.

Under the Term Sheet, the proposed transactions would consist of the (1) formation of joint ventures for two separate lithium extraction projects; and, (2) purchase of a direct ownership interest in XTC. The joint ventures between ABM and XTC will be formed for the development of a lithium brine project in Argentina (on land covering over 21,900 hectares), and in Australia (for which Xantippe recently announced the completion of its maiden drilling program resulting in highly encouraging potential for lithium bearing pegmatites of significant size). The Argentina project, expected to be developed first, is located in the heart of Argentina’s “Lithium Triangle”

David Graber, Chairman and Co-Chief Executive Officer of American Battery Materials, commented, “The proposed transactions represent a transformational opportunity for American Battery Materials. The partnership with Xantippe will significantly expand our asset base and meaningfully diversify our project portfolio, a critical component of our development strategy. We are excited to work with the Xantippe team. Their combination of recognized lithium production experts, local knowledge, and proven track record of development expertise presents the perfect opportunity to increasingly leverage synergies across the two companies. Like ABM, Xantippe owns exceptional mineral rights and land positions, is developing high-quality projects with access to scalable, diversified, and rich sources of lithium brine. Moreover, both ABM and Xantippe are committed to deploying direct lithium extraction technologies in the most efficient and environmentally responsible manner”.

“While closing is subject to completion of our due diligence review and execution of definitive agreements, I am confident we will move to a successful closing. Looking forward, assuming the closing with Xantippe and the closing of our previously-announced proposed business combination with Seaport Global Acquisition II Corp., we believe American Battery Materials will be well positioned as a leading environmentally-responsible minerals exploration and development company, with sustainable growth drivers and comparable differentiation.”

Proposed Business Combination

On June 2, 2023, ABM and Seaport Global Acquisition II Corp. (NASDAQ: SGII) (“SGII”), a publicly-listed special purpose acquisition company, announced the signing of a definitive merger agreement for a business combination (the “Proposed Business Combination”) that will result in ABM becoming a wholly-owned subsidiary of SGII. The combined company is expected to be renamed “American Battery Materials Holdings”, and its common stock and warrants are expected to be listed on the Nasdaq Global Market (“Nasdaq”).

About American Battery Materials, Inc.

American Battery Materials, Inc., (OTC Pink: BLTH), is a U.S.-based environmentally responsible critical minerals exploration and development company focused on direct lithium extraction (DLE) as well as other minerals for refining, processing, and distribution to support the country’s urgent critical minerals need to bolster long-term energy transition and the electrification of the US domestic and global economy. For more information, visit www.americanbatterymaterials.com. The information contained on, or that may be accessed through, this website is not incorporated by reference into, and is not a part of, this communication.

To receive American Battery Materials, Inc. company updates via email, visit the Contact page of our web site, www.americanbatterymaterials.com/contact.

About Xantippe Resources Limited

Xantippe Resources (ASX: XTC) aims to be a provider of sustainable, high purity battery grade lithium, utilizing new technologies and leveraging strong local partnerships to develop its Carachi lithium brine project in Argentina, located in the heart of the “Lithium Triangle” of Argentina.

About Seaport Global Acquisition II Corp.

Seaport Global Acquisition II Corp. is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Although SGII’s efforts to identify a prospective business combination opportunity will not be limited to a particular industry, it intends to focus on companies undergoing transformational, transitional, or reorganizational business strategies.

Additional Information about the Proposed Business Combination and Where to Find It

In connection with the Proposed Business Combination, SGII has filed a Registration Statement on Form S-4 with the SEC on 22 September 2023, which includes a proxy statement/prospectus of SGII (the “S-4”), as well as other documents filed with the SEC in connection with the Proposed Business Combination. Stockholders of the Company can obtain copies of the S-4 and other documents filed with the SEC that will be incorporated by reference therein, without charge, at the SEC’s website at www.sec.gov. Those materials will contain important information about ABM, SGII and the Proposed Business Combination. The information contained on, or that may be accessed through, the websites referenced in this communication is not incorporated by reference into, and is not a part of, this communication.

Participants in Solicitation

SGII and its respective directors and executive officers may be deemed participants in the solicitation of proxies from SGII’s stockholders in connection with the Proposed Business Combination. SGII’s and ABM’s stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of SGII and ABM in SGII’s Annual Report on Form 10-K filed with the SEC on April 4, 2023 and ABM’s Annual Report on Form 10-K filed with the SEC on April 21, 2023. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to SGII stockholders in connection with the Proposed Business Combination will be set forth in the proxy statement for the Proposed Business Combination when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Proposed Business Combination is included in the Form S-4 filed with the SEC.

Forward Looking Statements

This press release includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. All statements, other than statements of present or historical fact included in this communication, regarding SGII’s Proposed Business Combination with ABM, SGII’s ability to consummate the transaction, the benefits of the transaction and the combined company’s future financial performance, as well as the combined company’s strategy, future operations, estimated financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of the respective management of SGII and ABM and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of SGII or ABM. Potential risks and uncertainties that could cause the actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the business combination, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the business combination or that the approval of the stockholders of SGII or ABM is not obtained; failure to realize the anticipated benefits of business combination; risk relating to the uncertainty of the projected financial information with respect to ABM; the amount of redemption requests made by SGII’s stockholders; the overall level of consumer demand for lithium; general economic conditions and other factors affecting; disruption and volatility in the global currency, capital, and credit markets; ABM’s ability to implement its business and growth strategy; changes in governmental regulation, ABM’s exposure to litigation claims and other loss contingencies; disruptions and other impacts to ABM’s business, as a result of the COVID-19 pandemic and government actions and restrictive measures implemented in response, and as a result of the proposed transaction; ABM’s ability to comply with environmental regulations; competitive pressures from many sources, including those, having more experience and better financing; changes in technology that adversely affect demand for lithium compounds; the impact that global climate change trends may have on ABM and its potential mining operations; any breaches of, or interruptions in, SGII’s or ABM’s information systems; fluctuations in the price, availability and quality of electricity and other raw materials and contracted products as well as foreign currency fluctuations; changes in tax laws and liabilities, tariffs, legal, regulatory, political and economic risks.

More information on potential factors that could affect SGII’s or ABM’s financial results is included from time to time in SGII’s and ABM’s public reports filed with the SEC, including their Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and the S-4 SGII filed with the SEC in connection with SGII’s solicitation of proxies for the meeting of stockholders to be held to approve, among other things, the proposed business combination. If any of these risks materialize or SGII’s or ABM’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither SGII nor ABM presently know, or that SGII and ABM currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect SGII’s and ABM’s expectations, plans or forecasts of future events and views as of the date of this communication. SGII and ABM anticipate that subsequent events and developments will cause their assessments to change. However, while SGII and ABM may elect to update these forward-looking statements at some point in the future, SGII and ABM specifically disclaim any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing SGII’s or ABM’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

No Offer or Solicitation

This communication shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. This communication does not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Proposed Business Combination. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended from time-to-time, or an exemption therefrom.

Investor Relations Contacts:

American Battery Materials, Inc.

Investor Relations

Email: ir@americanbatterymaterials.com

Tel: (800) 998-7962

or

MZ Group

Michael Kim

(737) 289-0835

ABM@mzgroup.us